UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2006

RSA Security Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25120	04-2916506
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts		01730
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 515-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 12, 2006, John M. Parsons, our Vice President, Finance and Accounting, and chief accounting officer submitted his resignation. Charles F. Kane, our recently hired Chief Financial Officer and Senior Vice President, Finance, who currently serves as our "principal financial officer," as defined by the rules of the Securities and Exchange Commission, will also serve as our principal accounting officer upon Mr. Parsons' departure.

More information about Mr. Kane, including his age, work experience and term of office, can be found in our Current Report on Form 8 K filed with the Securities and Exchange Commission on May 9, 2006, which report is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc.

May 15, 2006	By:	/s/ Robert P. Nault

Name: Robert P. Nault
Title: Senior Vice President, General Counsel and Secretary